UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):          May 17, 2019

THE CHEFS’ WAREHOUSE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road,
Ridgefield, Connecticut 06877
(Address of Principal Executive Offices, and Zip Code)

(203) 894-1345
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CHEF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 17, 2019, a total of 23,026,842 shares of the Company’s common stock, or 76.87% of the Company’s outstanding shares, were present or represented by proxies out of a total of 29,954,681 shares of common stock outstanding and entitled to vote as of the record date for the Annual Meeting. The stockholders voted on four proposals at the Annual Meeting. The results of voting on the four proposals, including final voting tabulations, are set forth below.

1. The stockholders elected Dominick Cerbone, Joseph Cugine, Steven F. Goldstone, Alan Guarino, Stephen Hanson, Katherine Oliver, Christopher Pappas and John Pappas to serve as directors to hold office until the annual meeting of stockholders to be held in 2020 and until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Dominick Cerbone	22,351,788	79,660	595,394
Joseph Cugine	19,772,724	2,658,724	595,394
Steven F. Goldstone	22,260,732	170,716	595,394
Alan Guarino	22,276,548	154,900	595,394
Stephen Hanson	22,289,219	142,229	595,394
Katherine Oliver	22,291,364	140,084	595,394
Christopher Pappas	22,300,382	131,066	595,394
John Pappas	21,826,950	604,498	595,394

2. The stockholders approved the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019.

For	Against	Abstentions	Broker Non-Votes
22,887,989	137,313	1,540	NA

3. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2019 proxy statement.

For	Against	Abstentions	Broker Non-Votes
22,255,429	150,780	25,239	595,394

4. The stockholders approved the 2019 Omnibus Equity Incentive Plan, as included as Appendix A in the Company’s 2019 proxy statement.

For	Against	Abstentions	Broker Non-Votes
22,047,220	377,828	6,400	595,394

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel, Corporate Secretary and Chief Government Relations Officer

Date:   May 21, 2019